                                                                    EXHIBIT 10.1

                   FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
                               PROFIT SHARING PLAN


         THIS INDENTURE made on the 29th day of December, 1994, by FIRST BANKING COMPANY OF SOUTHEAST GEORGIA, a corporation duly organized and existing under the laws of the State of Georgia (hereinafter called the "Primary Sponsor");


                              W I T N E S S E T H:


         WHEREAS, the Primary Sponsor established the First Banking Company of Southeast Georgia Uniform Profit Sharing Plan under an indenture dated December 11, 1985 (the "Old Plan"); and

         WHEREAS, First Bulloch Bank & Trust Company ("First Bulloch") adopted the Old Plan by execution of an Adoption Agreement dated December 11, 1985 (the "First Bulloch Plan"); and

         WHEREAS, Metter Banking Company ("Metter") established the Metter Banking Company Profit Sharing Plan under an amended and restated indenture effective January 1, 1984 (the "Metter Plan"); and

         WHEREAS, the Primary Sponsor, First Bulloch and Metter amended and restated the Old Plan, the First Bulloch Plan, and the Metter Plan into the FIRST BANKING COMPANY OF SOUTHEAST GEORGIA PROFIT SHARING PLAN (the "Plan") by indenture dated December 30, 1988, and further amended and restated the Plan by indenture dated December 28, 1989; and

         WHEREAS, the Plan is intended to be a profit sharing plan within the meaning of Treasury Regulation Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code of 1986; and

         WHEREAS, the Primary Sponsor now wishes to amend and restate the Plan primarily to comply with the provisions of the Tax Reform Act of 1986, subsequent legislation, and various regulations and rulings issued by government agencies thereon; and

         WHEREAS, the provisions of the Plan, as amended and restated herein, shall apply only to Plan years beginning after December 31, 1988, and only with respect to members who perform an Hour of Service (as defined in the Plan) in Plan years beginning after December 31, 1988, except to the extent the provisions are required to apply at another date or to any other members to comply with applicable law;

         NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan in its entirety, effective as of January 1, 1989, except as otherwise provided herein, to read as follows:

                   FIRST BANKING COMPANY OF SOUTHEAST GEORGIA
                               PROFIT SHARING PLAN

                                TABLE OF CONTENTS


SECTION 1         DEFINITIONS.....................................................................................1
SECTION 2         ELIGIBILITY....................................................................................11
SECTION 3         CONTRIBUTIONS..................................................................................12
SECTION 4         ALLOCATIONS....................................................................................14
SECTION 5         PLAN LOANS.....................................................................................16
SECTION 6         HARDSHIP DISTRIBUTIONS.........................................................................18
SECTION 7         DEATH BENEFITS.................................................................................20
SECTION 8         PAYMENT OF BENEFITS ON RETIREMENT OR DEATH.....................................................21
SECTION 9         PAYMENT OF BENEFITS ON TERMINATION
                  OF EMPLOYMENT..................................................................................25
SECTION 10        CONDITIONS OF DISTRIBUTION OF COMPANY STOCK....................................................27
SECTION 11        ADMINISTRATION OF THE PLAN.....................................................................28
SECTION 12        CLAIM REVIEW PROCEDURE.........................................................................31
SECTION 13        LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                  INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS.................................................32
SECTION 14        PROHIBITION AGAINST DIVERSION..................................................................33
SECTION 15        LIMITATION OF RIGHTS...........................................................................33
SECTION 16        AMENDMENT TO OR TERMINATION OF THE PLAN
                  AND THE TRUST..................................................................................34
SECTION 17        ADOPTION OF PLAN BY AFFILIATES.................................................................35
SECTION 18        QUALIFICATION AND RETURN OF CONTRIBUTIONS......................................................36
SECTION 19        INCORPORATION OF SPECIAL LIMITATIONS...........................................................36

APPENDIX A        SPECIAL NONDISCRIMINATION RULES ..............................................................A-1
APPENDIX B        LIMITATION ON ALLOCATIONS ....................................................................B-1
APPENDIX C        TOP-HEAVY PROVISIONS..........................................................................C-1

                                    SECTION 1
                                   DEFINITIONS

         Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

         1.1 "Account" means the account established and maintained by the Plan Administrator to reflect the interest of a Member in the Fund. In addition to any other accounts as the Plan Administrator may establish and maintain, the Plan Administrator shall establish and maintain separate accounts (each of which shall be adjusted pursuant to the Plan to reflect income, gains, losses and other credits or charges attributable thereto) for each Member to be designated as follows:

                  (a) "Employee Deferral Account" which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan
         Section 3.1.

                  (b) "Matching Account" which shall reflect a Member's interest in matching contributions made by a Plan Sponsor under Plan
         Section 3.2.

                  (c) "ROA Account" which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan Section 3.3.

                  (d) "Voluntary Contribution Account" which shall reflect a Member's interest in Voluntary Contributions made by a Member to the Fund.

                  (e) "Rollover Account" which shall reflect a Member's interest in Rollover Amounts.

                  (f) "Metter Profit Sharing Account" which shall reflect a Member's interest in his account under the Metter Plan.

         The Matching Accounts and ROA Accounts shall each consist of a Company Stock Subaccount and an Other Investment Subaccount. The Employee Deferral Accounts, Voluntary Contribution Accounts and Metter Profit Sharing Accounts shall each consist solely of an Other Investment Subaccount. In addition, the Plan Administrator shall allocate the interest of a Member in any funds transferred to the Plan in a trust-to-trust transfer (other than Rollover Amounts) or pursuant to the merger of another tax-qualified retirement plan with the Plan among the above accounts as the Plan Administrator determines best reflects the interest of the Member.

         1.2      "Accrued Benefit" means the balance of a Member's Account.

         1.3 "Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor, (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with a Plan Sponsor, and (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code
Section 414(o).

         1.4      "Anniversary Date" means the first day of each Plan Year.

         1.5 "Annual Compensation" means the amount paid to an Employee by a Plan Sponsor and Affiliates during a Plan Year as wages, salaries for professional services, and other amounts received for personal services actually rendered (including, but not limited to, commissions paid salesmen, compensation for services on the basis of percentage of profits, commissions on insurance premiums, tips and bonuses), to the extent not in excess of the Annual Compensation Limit. For purposes of the preceding sentence, income from sources outside the United States otherwise excluded from gross income under Code
Section 911 shall be included in Annual Compensation. Annual Compensation does not include deferred compensation, stock options, and other amounts which receive special tax benefits. Notwithstanding the above, Annual Compensation shall be determined as follows:

                  (a) in determining with respect to each Plan Sponsor the amount of contributions under Plan Section 3 made by or on behalf of an Employee and allocations under Plan Section 4, and for purposes of applying the provisions of Appendix A hereto for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received from that Plan Sponsor for the portion of the Plan Year during which the Employee was a Member;

                  (b) for purposes of applying the Annual Compensation Limit, with respect to Plan Section 3 and Appendix A, the rules contained in Subsection (c) of the Plan Section 1.28 shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year;

                  (c) for all purposes under the Plan except Appendices B and C hereto, Annual Compensation shall include any amount which would have been paid during a Plan Year, but was contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Section 125, 402(e)(3), or 402(h) of the Code; and

                  (d) for purposes of applying the annual addition limits set forth in Appendix B, the term Plan Sponsor as used in Plan Section
         1.5 shall mean Plan Sponsor as that term is defined in Section 4 of Appendix B.

                  1.6 "Annual Compensation Limit" means (1) $200,000 for the Plan Year beginning in 1989, which amount may be adjusted in subsequent Plan Years through the Plan Year beginning in 1993, based on changes in the cost of living as announced by the Secretary of the Treasury, and (2) $150,000 for the Plan Year beginning in 1994, which amount may be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury.

                  1.7 "Beneficiary" means the person or trust that a Member designated most recently in writing to the Plan Administrator; provided, however, that if the Member has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means (a) the Member's spouse or (b) if no spouse is alive, the Member's surviving children, or (c) if no children are alive, the Member's parent or parents, or (d) if no parent is alive, the legal representative of the deceased Member's estate. Notwithstanding the preceding sentence, the spouse of a married Member shall be his Beneficiary unless that spouse has consented in writing to the designation by the Member of some other person or trust and the spouse's consent acknowledges the effect of the designation and is witnessed by a notary public. A Member may change his designation at any time. However, a Member may not change his designation without further consent of his spouse under the terms of the preceding sentence unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right. Notwithstanding the above, the spouse's consent shall not be required if the Member establishes to the satisfaction of the Plan Administrator that the spouse cannot be located, if the Member has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or if there are other circumstances as the Secretary of the Treasury prescribes. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse. 1.8 "Board of Directors" means the Board of Directors of the Primary Sponsor.

         1.9 "Break in Service" means the failure of an Employee, in connection with a termination of employment other than by reason of death or attainment of a Retirement Date, to complete more than 500 Hours of Service in any Plan Year.

         1.10     "Code" means the Internal Revenue Code of 1986, as amended.

         1.11 "Company Stock" means shares of any class of stock issued by the Primary Sponsor or any Affiliate and constituting Qualifying Employer Securities within the meaning of ERISA Section 407(d)(5).

         1.12 "Company Stock Subaccount" means the subaccount within each Matching Account and ROA Account invested in Company Stock. A Company Stock Subaccount shall be expressed in terms of whole shares and any fractional share or right to a fractional share of Company Stock and shall be adjusted pursuant to the Plan to reflect any change in the number of shares of Company Stock attributable to the Company Stock Subaccount.

         1.13 "Deferral Amount" means a contribution of a Plan Sponsor on behalf of a Member pursuant to Plan Section 3.1.

         1.14 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.15 "Disability" means a disability of a Member within the meaning of Code Section 72(m)(7), to the extent that the Member is, or would be, entitled to disability retirement benefits under the federal Social Security Act or to the extent that the Member is entitled to recover benefits under any long term disability plan or policy maintained by the Plan Sponsor. The determination of whether or not a Disability exists shall be made by the Plan Administrator and shall be substantiated by competent medical evidence.

         1.16 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)), are Distributees with regard to the interest of the spouse or former spouse.

         1.17 "Elective Deferrals" means, with respect to any taxable year of the Member, the sum of

                  (a)      any Deferral Amounts;

                  (b) any contributions made by or on behalf of a Member under any other qualified cash or deferred arrangement as defined in Code Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code
         Section 402(g)(1) be included in the Member's gross income for the taxable year; and

                  (c) any other contributions made by or on behalf of a Member pursuant to Code Section 402(g)(3).

         1.18 "Eligibility Service" means a twelve-consecutive-month period during which the Employee completes no less than 1,000 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Plan Sponsor, or, in the event an Employee fails to complete 1,000 Hours of Service in that twelve-consecutive-month period, any Plan Year thereafter during which an Employee completes no less than 1,000 Hours of Service, including the Plan Year which includes the first anniversary of the date the Employee first performed an Hour of Service upon his employment or reemployment.

         1.19 "Eligible Employee" means any Employee of a Plan Sponsor other than an Employee who is (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan, (b) a leased employee within the meaning of Code
Section 414(n)(2), or (c) any other individual who is deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

         1.20 "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.21 "Eligible Rollover Distribution" means any distribution of all or any portion of the

Distributee's Account, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         1.22 "Employee" means any person who is employed by a Plan Sponsor or an Affiliate for purposes of the Federal Insurance Contributions Act, who is a leased employee within the meaning of Code Section 414(n)(2) with respect to a Plan Sponsor, or who is deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

         1.23     "Entry Date" means January 1 and July 1.

         1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.25 "Fair Market Value of Company Stock" means the value of Company Stock as determined by the Plan Administrator pursuant to Plan Section 11.4(d).

         1.26 "Fiduciary" means each Named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan.

         1.27 "Fund" means the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

         1.28 "Highly Compensated Employee" means each Employee who is described in Subsection (a), unless the Plan Sponsor makes an election pursuant to Subsection (b).

                  (a) (1)The Employee during the Plan Year immediately preceding the Plan Year in question:

                           (A) was at any time an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

                           (B) received Annual Compensation in excess of $81,720 (for the Plan Year beginning in 1989) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

                           (C) received Annual Compensation in excess of $54,480 (for the Plan Year beginning in 1989) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury, and who was in the group consisting of the most highly compensated twenty percent (20%) of the Employees; or

                           (D) was at any time an officer of the Plan Sponsor or of any Affiliate whose Annual Compensation was greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service to the Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of Clause
                  (i) or (ii) of this Subparagraph (D), where:

                                    (i)      equals fifty (50) Employees; and

                                    (ii)     equals the greater of (I) three (3)
                           Employees or (II) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer.

                  If for any year no officer of the Plan Sponsor meets the requirements of this Subparagraph (D), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (D).

                  (2) The Employee during the Plan Year in question (A) is described in Subsection (a)(1)(A), or (B) is both (i) described in Subsection (a)(1)(B), (a)(1)(C), or (a)(1)(D), and (ii) one of the 100 Employees who received the most Annual Compensation during that Plan Year.

         The Plan Administrator may make an election to substitute $54,480 (as adjusted) for $81,720 (as adjusted) in Subparagraph (B) of Subsection (a)(1) provided that at all times during the Plan Year the Plan Sponsor and its Affiliates maintain significant business activities and have Employees in at least two significantly separate geographic areas and satisfy such other conditions as the Secretary of the Treasury prescribes.

         For purposes of Subparagraphs (C) and (D) of Subsection (a)(1), the following shall be excluded when determining the number of Employees in the most highly compensated twenty percent (20%) of the Employees and the number of officers:

                           (A) Employees who have not completed six (6) months of service,

                           (B) Employees who normally work less than 17-1/2 hours per week,

                           (C) Employees who normally work during not more than six (6) months during any Plan Year,

                           (D)      Employees who have not attained age 21,

                           (E) Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Plan Sponsor or its Affiliates, provided 90% or more of the Employees are covered under collective bargaining agreements and the Plan only covers Employees who are not covered under the collective bargaining agreements.

                  (b) Notwithstanding the provisions of Subsection (a), the Primary Sponsor may elect to determine each Highly Compensated Employee to be each Employee who during the Plan Year in question is described in Subsection (a) (determined without regard to the head language of Subsection (a)(1)), pursuant to the provisions of Treas. Reg. Section 1.414(q)-1T, Q&A-14(b).

                  (c) For purposes of this Section, if any Employee is a member of the family of a five percent (5%) owner as defined in Subsection (a)(1) of this Section or of a Highly Compensated Employee whose Annual Compensation is such that he is among the ten (10) Highly Compensated Employees receiving the greatest amount of Annual Compensation during the Plan Year, then (1) the Employee shall not be considered a separate Employee, and (2) any Annual Compensation paid to the Employee, and any applicable contribution or benefit on behalf of the Employee, shall be treated as if it were paid to, or on behalf of, the five percent (5%) owner or the Employee who is among the ten (10) Highly Compensated Employees receiving the greatest amount of Annual Compensation during the Plan Year. For purposes of this Section (b), the term "family" means with respect to any Employee, the Employee's spouse and lineal descendants or ascendants and the spouses of lineal descendants or ascendants.

                  (d) For purposes of this Section, a former Employee shall be treated as a Highly Compensated Employee if (1) the former Employee was a Highly Compensated Employee at the time the former Employee separated from service with the Plan Sponsor or Affiliate or (2) the former Employee was a Highly Compensated Employee at any time after the former Employee attained age 55.

                  (e) For purposes of this Section, Employees who are nonresident aliens and who receive no earned income from the Plan Sponsor or an Affiliate from sources within the United States shall not be treated as Employees.

                  (f) For purposes of this Section, Annual Compensation shall include amounts paid by Affiliates and shall be determined without regard to the Annual Compensation Limit, as adjusted.

         1.29     "Hour of Service" means:

                  (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;

                  (b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence;

                  (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (f);

                  (d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement. The hours described in this Subsection (d) shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period. In no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate;

                  (e) Without duplication of the Hours of Service counted pursuant to Subsection (d) hereof and solely for such purposes as required pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "Act"), each hour (as determined pursuant to the Act) for which an Employee is granted leave under the Act (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or foster care, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

                  (f) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations or such other federal regulations as may from time to time be applicable and determine Hours of

         Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate; and

                  (g) In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation or merges with another corporation or entity and is the surviving entity, then service of an Employee who was employed by the prior corporation or entity and who is employed by the Plan Sponsor or an Affiliate at the time of the acquisition or merger shall be counted in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Plan Sponsor authorizing the counting of such service.

         1.30 "Investment Committee" means a committee which may be established to direct the Trustee with respect to investments of the Fund.

         1.31 "Investment Manager" means a Fiduciary, other than the Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary Sponsor:

                  (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

                  (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, (2) is a bank as defined in that Act, or (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

                  (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

         1.32 "Member" means any Employee or former Employee who has become a participant in the Plan for so long as his vested Accrued Benefit has not been fully distributed pursuant to the Plan.

         1.33     "Named Fiduciary" means only the following:

                  (a)      the Plan Administrator;

                  (b)      the Trustee;

                  (c)      the Investment Committee; and

                  (d)      the Investment Manager.

         1.34 "Normal Retirement Age" means the later of (a) age 65 and (b) the fifth anniversary of the date a Member commenced participation in the Plan. For purposes of determining the fifth anniversary of a Member's commencement of participation, service under any pension or profit sharing plan of a Plan Sponsor shall be counted; however, the same service shall not be counted twice.

         1.35 "Other Investment Subaccount" means the subaccount within each Account invested in other than Company Stock. The balance of an Other Investment Subaccount shall be expressed as a dollar amount and shall be adjusted pursuant to the Plan to reflect income, gains, losses and other credits or charges attributable thereto.

         1.36 "Plan Administrator" means the organization or person designated to administer the Plan.

         1.37 "Plan Sponsor" means individually the Primary Sponsor, First Bulloch Bank & Trust Company, Metter Banking Company, and any Affiliate or other entity which has adopted the Plan and Trust.

         1.38     "Plan Year" means the calendar year.

         1.39 "Prior Plan" means the Old Plan, the First Bulloch Plan, the Metter Plan, or any other plan previously adopted by a Plan Sponsor which has been approved by the Internal Revenue Service under Code Sections 401(a) and 501(a) and which the Plan Sponsor has amended and restated into the Plan.

         1.40 "Retirement Date" means the date on which the Member retires on or after (a) attaining Normal Retirement Age, or (b) becoming subject to a Disability.

         1.41 "Return on Assets" means the ratio of (a) the after-tax net income of the Plan Sponsors on a consolidated basis excluding extraordinary items but including the Plan Sponsors' contributions under the Plan to (b) the Plan Sponsors' average assets during their fiscal years ending within or coincident with the Plan Year, as determined in accordance with generally accepted accounting principles.

         1.42 "Rollover Amount" means any amount transferred to the Fund by a Member, which amount qualifies as an eligible rollover distribution under Code
Section 402(c)(4), or for rollover treatment under Code Sections 403(a)(4) or 408(d)(3)(A)(ii) and any regulations issued thereunder.

         1.43 "Termination Completion Date" means the last day of the fifth consecutive Break in Service computation period, determined under the Plan
Section 1.9, in which a Member completes a Break in Service.

         1.44 "Trust" means the trust established under an agreement dated December 30, 1988, between the Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

         1.45     "Trustee" means the trustee under the Trust.

         1.46 "Valuation Date" means the last day of each Plan Year or any other day which the Plan Administrator declares to be a Valuation Date as determined to preserve the interest of Members in the Fund.

         1.47 "Vesting Service" means each Plan Year during which an Employee has completed no less than 1,000 Hours of Service. Notwithstanding anything contained herein to the contrary, Vesting Service shall not include:

                  (a) In the case of an Employee who for each of five consecutive Plan Years completes a Break in Service and who is not reemployed by a Plan Sponsor or an Affiliate on or prior to his Termination Completion Date, for purposes of determining the vested portion of his Accrued Benefit derived from Plan Sponsor contributions which accrued before his Termination Completion Date, all service in Plan Years after his Termination Completion Date; and

                  (b) In the case of an Employee who, at the time of his Termination Completion Date following termination of employment (other than by reason of attainment of a Retirement Date or death) does not have any vested right in Plan Sponsor contributions, all service in Plan Years before the Plan Year in which the first of the five consecutive Breaks in Service commenced, if the number of consecutive Plan Years in which the Employee incurred a Break in Service equals or exceeds five.

         1.48 "Voluntary Contribution" means a non-deductible contribution to the Fund made by the Member.


                                    SECTION 2
                                   ELIGIBILITY

         2.1 Each individual who was a participant in a Prior Plan on the day immediately preceding January 1, 1989 shall be a Member as of January 1, 1989.

         2.2 Each individual who was an Eligible Employee on July 1, 1988 and who was still an Eligible Employee on January 1, 1989 shall become a Member as of January 1, 1989.

         2.3 Each former Member who is reemployed by a Plan Sponsor shall become a Member as of the date of his reemployment as an Eligible Employee.

         2.4 Each former Employee who completes his Eligibility Service but terminates employment with a Plan Sponsor before becoming a Member shall become a Member as of the latest of the date he (a) is reemployed, (b) would have become a Member if he had not terminated employment, or (c) becomes an Eligible Employee.

         2.5 Each other Eligible Employee shall become a Member as of the Entry Date coinciding with or next following the date he completes his Eligibility Service.

         2.6 Solely for the purpose of contributing a Rollover Amount to the Plan, an Eligible Employee who has not yet become a Member pursuant to any other provision of this Section 2 shall become a Member as of the date on which the Rollover Amount is contributed to the Plan.


                                    SECTION 3
                                  CONTRIBUTIONS

         3.1      (a)      The Plan Sponsor shall make a contribution to the
         Fund on behalf of each Member who is an Eligible Employee and has elected to defer a portion of Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund. The election must be made before the Annual Compensation is payable and may only be made pursuant to an agreement between the Member and the Plan Sponsor which shall be in such form and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the amount of what would otherwise be Annual Compensation that the Member desires to defer and to have contributed to the Fund. The contribution made by a Plan Sponsor on behalf of a Member under this
         Section 3.1 shall be in an amount equal to the amount specified in the Member's deferral agreement, but not greater than ten percent (10%) of the Member's Annual Compensation.

                  (b) Elective Deferrals shall in no event exceed $7,627 (for 1989) in any one taxable year of the Member, which amount shall be adjusted for changes in the cost of living as provided by the Secretary of the Treasury. In the event the amount of Elective Deferrals exceeds $7,627 (for 1989) as adjusted, in any one taxable year then, (1) not later than the immediately following March 1, the Member may designate to the Plan the portion of the Member's Deferral Amount which consists of excess Elective Deferrals, and (2) not later than the immediately following April 15, the Plan may distribute the amount designated to it under Paragraph (1) above, as adjusted to reflect income, gain, or loss attributable to it through the date of the distribution, and reduced by any "Excess Deferral Amounts," as defined in Appendix A hereto, previously distributed or recharacterized with respect to the Member for the Plan Year beginning with or within that taxable year. The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Member without regard to any other provision in the Plan. In the event that a Member's Elective Deferrals exceed $7,627, as adjusted, in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Member shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

         3.2 The Plan Sponsor proposes to make contributions to the Fund with respect to each Plan Year on behalf of each Member who is an Eligible Employee in an amount equal to (a) fifty percent (50%) of the amount up to the first one percent (1%) of Annual Compensation deferred by the Member pursuant to Plan Section 3.1, (b) one hundred percent (100%) of the amount over one percent (1%) but not more than two percent (2%) of Annual Compensation deferred by the Member pursuant to Plan Section 3.1, (c) two hundred percent (200%) of the amount over two percent (2%) but not more than three percent (3%) of Annual Compensation deferred by a Member pursuant to Plan Section 3.1, and (d) four hundred percent (400%) of the amount over three percent (3%) but not more than four percent (4%) of Annual Compensation deferred by a Member pursuant to Plan
Section 3.1.

         3.3 Commencing January 1, 1990, the Plan Sponsors propose to make an additional contribution to be allocated to the ROA Accounts of Members. The amount of these contributions for a Plan Year will be based (a) on the prior year's Return on Assets ("ROA"), with respect to Plan Years beginning before January 1, 1994, and (b) on the current year's ROA, with respect to Plan Years commencing on and after January 1, 1994, in accordance with the following formula:

                  (a) 1% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 0.9% but less than 1.0%;

                  (b) 2% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.0% but less than 1.1%;

                  (c) 3% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.1% but less than 1.2%;

                  (d) 4% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.2% but less than 1.3%;

                  (e) 5% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.3% but less than 1.4%;

                  (f) 6% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.4% but less than 1.5%;

                  (g) 7% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.5% but less than 1.6%;

                  (h) 8% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.6% but less than 1.7%;

                  (i) 9% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.7% but less 1.8%; and

                  (j) 10% of the total Annual Compensation of all Members entitled to allocations under Plan Section 4.1(c) if ROA is equal to or greater than 1.8%.

         3.4 Forfeitures shall be used to reduce Plan Sponsor contributions and not to increase benefits.

         3.5 Any Member may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Fund.

         3.6 Notwithstanding any other provisions of the Plan, contributions to the Fund may be made only in cash, Company Stock or other property which is acceptable to the Trustee. In no event will the sum of contributions under Plan Sections 3.1, 3.2 and 3.3 exceed the deductible limits under Code Section 404.


                                    SECTION 4
                                   ALLOCATIONS

         4.1 (a) As soon as reasonably practicable following the date of withholding by the Plan Sponsor, if applicable, and receipt by the Trustee, Plan Sponsor contributions made on behalf of each Member under Plan Section 3.1, and Rollover Amounts contributed by the Member shall be allocated to the Employee Deferral Account and Rollover Account, respectively, of the Member on behalf of whom the contributions were made.

                  (b) As of the last day of each Plan Year, Plan Sponsor contributions made under Plan Section 3.2 shall be allocated to the Matching Accounts of Members on behalf of whom allocations are made under Subsection (a) of this Section.

                  (c) As of the last day of each Plan Year, Plan Sponsor contributions made under Plan Section 3.3 and forfeitures used to reduce Plan Sponsor contributions shall be allocated to the ROA Account of each Member who is employed by a Plan Sponsor on the last day of the Plan Year, or whose death or Retirement Date occurred during the Plan Year and who individually or through his Beneficiary did not elect to have payments commence immediately thereafter, in the proportion that the Member's Annual Compensation bears to the Annual Compensation of all Members entitled to an allocation under this Subsection (c) and Subsection (d) hereof.

                  (d) As of the last day of each Plan Year, if necessary to satisfy with respect to the Plan Year, the minimum coverage requirements prescribed in Code Section 410(b) or the minimum participation requirements under Code Section 401(a)(26) and regulations issued thereunder, Plan Sponsor contributions made under Plan Section 3.3 shall be allocated to the ROA Account of each Member who completed more than 500 Hours of Service during that Plan Year, but who terminated employment before the last day of the Plan Year, in the proportion set forth in Subsection (c) hereof.

                  (e) Allocations of contributions shall be based on the amount of cash contributed for the Plan Year which has not been used to purchase Company Stock as of the Valuation Date plus the average purchase price or value upon contribution of Company Stock contributed for the Plan Year or purchased during the Plan Year with cash contributed on or before the Valuation Date.

                  (f) As of the Valuation Date in each Plan Year, any shares of Company Stock which the Trustee has purchased since the last Valuation Date with cash or other property of the Fund which was not contributed for the Plan Year shall be allocated to each Member's Company Stock Subaccounts in the proportion that the amount to be invested from each Account in Company Stock as of the date of purchase bears to the aggregate amount to be invested from all such Accounts in Company Stock on the date of purchase.

         4.2 Except as otherwise provided in the Plan and the Trust, as of the Valuation Date in each Plan Year, the Trustee shall allocate to each Account its share of the net income or net loss of the Fund as hereinafter set forth.

                  (a) Any cash dividends paid with respect to Company Stock allocated to the Account of a Member as of the record date on which the cash dividend was declared shall be immediately allocated to the Other Investment Subaccount of the Account.

                  (b) Any additional shares of Company Stock which are issued with respect to any Company Stock held in a Company Stock Subaccount for any reason, including, but not limited to, stock dividends, mergers or stock splits, shall be immediately credited to each Company Stock Subaccount as of the date on which the additional shares of Company Stock are delivered to the Trustee. The additional shares of Company Stock shall be credited to each Company Stock Subaccount based upon the number of shares of Company Stock in each Company Stock Subaccount as of the record date on which the stock dividend or other issuance was declared or received, as the case may be.

                  (c) The net income or net loss of the Other Investment Subaccounts shall be determined separately by the Trustee and allocated as of each Valuation Date as follows:

                           (1) To the cash income, if any, since the last Valuation Date, there shall be added or subtracted, as the case may be, any net increase or decrease, since the last Valuation Date, in the fair market value of the assets of the Fund, any gain or loss on the sale or exchange of assets of the Fund since the last Valuation Date, accrued interest since the last Valuation Date with respect to any interest-bearing security, the amount of any dividend which shall have been declared since the last Valuation Date but not paid on shares of stock owned by the Fund if the market quotation used in determining the value of such shares is ex-dividend, and the amount of any other assets of the Fund determined by the Trustee to be income since the last Valuation Date.

                           (2) From the sum thereof there shall be deducted all charges, expenses, and liabilities accrued since the last Valuation Date which are proper under the provisions of the Plan and Trust and which in the discretion of the Trustee are properly chargeable against income for the period.

                           (3) Except as otherwise provided in the Plan and the Trust, the net income or net loss so determined shall be allocated as of the Valuation Date to the Other Investment Subaccounts in the proportion that the value of the Other Investment Subaccount of each Member as of the preceding Valuation Date, increased by one-half of the Elective Deferrals and Rollover Amounts allocated to that Member's Other Investment Subaccount since the preceding Valuation Date and reduced by the full amount of any withdrawals from that Member's Other Investment Subaccount since that Valuation Date, bears to the Other Investment Subaccounts of all Members as of the preceding Valuation Date, as so increased and reduced.


                                    SECTION 5
                                   PLAN LOANS

         5.1 Subject to the provisions of the Plan and the Trust, effective for Plan Years beginning on and after January 1, 1995, each Member who is an Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund an amount equal to the lesser of (a) 50% of the value of the Member's vested Account, or (b) the value of the Member's Employee Deferral Account. In addition, each "party in interest," as defined in ERISA Section 3(14), who is (1) a Member but no longer an Employee, (2) the Beneficiary of a deceased Member, or (3) an alternate payee of a Member pursuant to the provisions of a "qualified domestic relations order," as defined in Code
Section 414(p), shall also have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund an amount equal to that described above; provided, however, that loans to such parties in interest may not discriminate in favor of Highly Compensated Employees.

         5.2 In order to apply for a loan, a borrower must complete and submit to the Plan Administrator documents provided by the Plan Administrator for this purpose.

         5.3 Loans shall be available to all eligible borrowers on a reasonably equivalent basis which may take into account the borrower's creditworthiness, ability to repay, and ability to provide adequate security. Loans shall not be made available to Highly Compensated Employees, officers or shareholders of a Plan Sponsor in an amount greater than the amount made available to other borrowers. This provision shall be deemed to be satisfied if all borrowers have the right to borrow the same percentage of their interest in the Member's vested Accrued Benefit, notwithstanding that the dollar amount of such loans may differ as a result of differing values of Members' vested Accrued Benefits.

         5.4 Each loan shall bear a "reasonable rate of interest" and provide that the loan be amortized in substantially level payments, made no less frequently than quarterly, over a specified period of time. A "reasonable rate of interest" shall be that rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

         5.5 Each loan shall be adequately secured, with the security for the outstanding balance of all loans to the borrower to consist of one-half (1/2) of the borrower's interest in the Member's vested Account, or such other security as the Plan Administrator deems acceptable. No portion of the Member's Employee Deferral Account shall be used as security for any loan hereunder unless and until such time as the loan amount exceeds the value of the borrower's interest in the Member's vested Account in all other Accounts.

         5.6 Each loan, when added to the outstanding balance of all other loans to the borrower from all retirement plans of the Plan Sponsor and its Affiliates which are qualified under Section 401 of the Code, shall not exceed the lesser of:

                  (a)      $50,000, reduced by the excess, if any, of

                           (1) the highest outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates during the one (1) year period immediately preceding the day prior to the date on which such loan was made, over

                           (2) the outstanding balance of loans made to the borrower from all retirement plans qualified under Code
                  Section 401 of the Plan Sponsor and its Affiliates on the date on which such loan was made, or

                  (b) one-half (1/2) of the value of the borrower's interest in the vested Account attributable to the Member's Account.

For purposes of this Section, the value of the vested Account attributable to a Member's Account shall be established as of the latest preceding Valuation Date, or any later date on which an available valuation was made, and shall be adjusted for any distributions or contributions made through the date of the origination of the loan.

         5.7 Each loan, by its terms, shall be repaid within five (5) years, except that any loan which is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the borrower may, by its terms, be repaid within a longer period of time.

         5.8      Each loan shall be made in an amount of no less than $1,000.

         5.9 A borrower is permitted to have only one loan existing under this Plan at any one time.

         5.10 The entire unpaid principal sum and accrued interest shall, at the option of the Plan Administrator, become due and payable if (a) a borrower fails to make any loan payment when due,

(b) a borrower ceases to be a "party in interest", as defined in ERISA Section 3(14), (c) the vested Account held as security under the Plan for the borrower will, as a result of an impending distribution or withdrawal, be reduced to an amount less than the amount of all unpaid principal and accrued interest then outstanding under the loan, or (d) a borrower makes any untrue representations or warranties in connection with the obtaining of the loan. In that event, the Plan Administrator may take such steps as it deems necessary to preserve the assets of the Plan, including, but not limited to, the following: (1) direct the Trustee to deduct the unpaid principal sum, accrued interest, and any other applicable charge under the note evidencing the loan from any benefits that may become payable out of the Plan to the borrower, (2) direct the Plan Sponsor to deduct and transfer to the Trustee the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan from any amounts owed by the Plan Sponsor to the borrower, or (3) liquidate the security given by the borrower, other than amounts attributable to a Member's Employee Deferral Account, and deduct from the proceeds the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan. If any part of the indebtedness under the note evidencing the loan is collected by law or through an attorney, the borrower shall be liable for attorneys' fees in an amount equal to ten percent of the amount then due and all costs of collection.

         5.11 Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service and the Department of Labor. The Plan Administrator shall be authorized to administer the loan program of this Section and shall act in his sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.


                                    SECTION 6
                             HARDSHIP DISTRIBUTIONS

         6.1 The Trustee shall, upon the direction of the Plan Administrator, distribute all or a portion of a Member's Employee Deferral Account or his Voluntary Contribution Account prior to the time such accounts are otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such distribution shall be made only if the Member is an Employee and demonstrates that he is suffering from "hardship" as determined herein. That portion of a Member's Employee Deferral Account which shall be available for a distribution under this Section shall be that portion consisting of Deferral Amounts (but not earnings thereon) less the unpaid principal sum of any outstanding loan made to the Participant pursuant to Plan
Section 5. For purposes of this Section, a distribution will be deemed to be an account of hardship if the distribution is on account of:

                  (a)      (1)      medical expenses described in Section 213(d)
                  of the Code incurred by the Member, his spouse, or any dependents of the Member (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Section 213(d) of the Code;

                           (2) purchase (excluding mortgage payments) of a principal residence for the Member;

                           (3) payment of tuition and related educational fees for the next twelve months of post-secondary education for the Member, his spouse, children, or dependents;

                           (4) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

                           (5) any other contingency determined by the Internal Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Regulations Section 1.401(k)-1(d).

         6.2 In addition to the requirements set forth in Plan Section 6.1, any distribution pursuant to Plan Section 6.1 shall not be in excess of the amount necessary to satisfy the need determined under Section 6.1 and shall also be subject to the requirements of Subsection (a) or (b) of this Section.

                  (a) (1) the Member shall first obtain all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor;

                           (2) the Plan Sponsor shall not permit Elective Deferrals or after-tax employee contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of twelve (12) months after the Member receives the distribution pursuant to this Section; and

                           (3) the Plan Sponsor shall not permit Elective Deferrals to be made to the Plan or any other plan maintained by the Plan Sponsor for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the limit under Plan Section 3.1(b) for the taxable year, less the amount of the Elective Deferrals made to the Plan or any other plan maintained by the Plan Sponsor for the taxable year in which the distribution under this Section occurs.

                  (b) (1) The Member first obtains all other distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Plan Sponsor; and

                           (2) The Plan Administrator determines that it can reasonably rely on the Member's certification by execution of a form provided by the Plan Administrator that the need determined under Plan Section 6.1 cannot be relieved --

                                    (A)      through reimbursement or
                           compensation by insurance or otherwise,

                                    (B)      by reasonable liquidation of the
                           assets of the Member, his spouse and minor children, to the extent that the liquidation would not itself cause an immediate and heavy financial need and to the extent that the assets of the spouse and minor children are reasonably available to the Member,

                                    (C)      by cessation of Elective Deferrals,
                           or

                                    (D)      by other distributions or
                           nontaxable (at the time of the distribution) loans from plans maintained by the Plan Sponsor or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

Such distribution shall be made only in accordance with such rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner. A distribution under this Section shall be made in a lump sum to the Member and shall be subject to the Eligible Rollover Distribution requirements set forth in Plan Section 8.8 to the extent required by applicable law.


                                    SECTION 7
                                 DEATH BENEFITS

         7.1 Upon the death of a Member who is an Employee at the time of his death, his Beneficiary shall be entitled to the full value of his Accrued Benefit.

         7.2 Upon the death of a Member who is not an Employee at the time of his death, prior to the distribution of his vested Accrued Benefit, his Beneficiary shall be entitled to his vested Accrued Benefit.

         7.3 If, subsequent to the death of a Member, the Member's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a),
(b) or (c) of Plan Section 1.7 shall generally be entitled to receive benefits under the Plan. However, if the deceased Beneficiary was the Member's spouse at the time of the Member's death, or if no successor Beneficiary shall have been designated by the Member and be alive and no Beneficiary listed under Subsection
(a), (b) or (c) of Plan Section 1.7 shall be alive, the Member's unpaid vested Accrued Benefit shall be paid to the personal representative of the deceased Beneficiary's estate.

         7.4 Any benefit payable under this Section 7 shall be paid in accordance with and subject to the provisions of Plan Section 8 or Section 9, whichever is applicable, after receipt by the Trustee from the Plan Administrator of due notice of the death of the Member.

                                    SECTION 8
                   PAYMENT OF BENEFITS ON RETIREMENT OR DEATH


         8.1 The Accrued Benefit of a Member who has attained his Retirement Date or has attained Normal Retirement Age or died while an Employee shall be fully vested and nonforfeitable. As of a Member's Retirement Date or death while an Employee he or his Beneficiary shall be entitled to his Accrued Benefit to be paid in accordance with this Section 8.

         8.2 (a) The Accrued Benefit of a Member which is to be paid under this Section 8 shall be determined as of the Valuation Date coinciding with or next following the Member's Retirement Date or death and shall be equal to (1) the value of all of the Other Investment Subaccounts of his Account determined as of such Valuation Date plus (2) the number of shares of Company Stock in the Company Stock Subaccounts of his Account, determined as of that Valuation Date. No Plan Sponsor contributions shall be allocated to the Account of the Member after that Valuation Date. Payments to a Member, or to the Beneficiary of a deceased Member, shall commence no later than sixty (60) days after the end of the Plan Year in which Retirement Date or death of the Member occurs. A Member or the Beneficiary of a deceased Member may elect by a written notice to the Plan Administrator to have payments commence immediately after the Retirement Date or death of a Member, in which event, the Accrued Benefit of the Member shall be determined as of the Valuation Date next preceding the Member's Retirement Date or death and shall be equal to (i) the value of all the Other Investment Subaccounts of his Account determined as of that Valuation Date reduced by any amount withdrawn from the Other Investment Subaccounts which was used to purchase Company Stock since that Valuation Date, plus (ii) the number of shares of Company Stock in the Company Stock Subaccounts of his Account determined as of that Valuation Date increased by the number of shares of Company Stock purchased with assets from his Other Investment Subaccounts since that Valuation Date, plus (iii) contributions under Plan Section 3.1 and Rollover Amounts transferred to the Fund for the Member since that Valuation Date.

                  (b) Notwithstanding the foregoing, if the amount of the payment required to commence on a date cannot be ascertained by that date, payment shall commence retroactively to that date and shall commence no later than sixty (60) days after the earliest date on which the amount of payment can be ascertained under the Plan.

         8.3 (a) The payment of a Member's Accrued Benefit shall be in the form of one lump sum, except that a Member whose Accrued Benefit exceeds $3,500 may elect to have his Accrued Benefit, to the extent consisting of his Metter Profit Sharing Account, distributed pursuant to Subsection (b) of this Section. Whole shares of Company Stock in the Company Stock Subaccount of a Member's Account shall be distributed to the Member in kind, the value of the Other Investment Subaccount of a Member's Account shall be paid in cash, and the value of any fractional share or right to a fractional share in the Member's Company Stock Subaccount shall be paid in cash to the extent that cash is available for distribution. If cash is not available, then a fractional share shall be distributed in kind.

                  (b) If a Member's Accrued Benefit exceeds $3,500, he may elect to have his Accrued Benefit, to the extent consisting of his Metter Profit Sharing Account, paid in substantially equal monthly installments over a specified period which shall not exceed:

                           (1) when the installments are first payable to a Member,

                                    (A)      the Member's life expectancy, or

                                    (B)      the joint life and last survivor
                           expectancy of the Member and the Member's designated Beneficiary;

                           (2) when the installments are first payable to a designated Beneficiary, the life expectancy of the Member's designated Beneficiary;

                           (3) when the installments are first payable to a Beneficiary other than a designated Beneficiary, five (5) years; and

                           (4) when the installments are first paid to a Member who dies before all installments have been paid, the period remaining at the Member's death.

         8.4 In order to distribute the value of any fractional share or right to a fractional share in a Member's Company Stock Subaccount, the Trustee may exchange any fractional share or right to a fractional share for cash in the Other Investment Subaccounts of all of the Matching Accounts and ROA Accounts to the extent that the required amount of cash is available and shall immediately allocate the fractional share or right to a fractional share to the Company Stock Subaccounts of all such Accounts. The fractional share or right to a fractional share shall be treated as having been purchased by the Trustee on the date of such exchange.

         8.5 Shares of Company Stock distributed pursuant to this Section 8 shall be subject to the conditions and restrictions described in Plan Section 9.

         8.6 Notwithstanding any provision of the Plan to the contrary, if a Member's vested Accrued Benefit exceeds $3,500, it shall not be distributed before the Member's Normal Retirement Age or death without the consent of the Member.

         8.7      Notwithstanding any other provisions of the Plan,

                  (a) Prior to the death of a Member, all retirement payments hereunder shall --

                           (1) be distributed to the Member not later than the required beginning date (as defined below) or,

                           (2) be distributed, commencing not later than the required beginning date (as defined below)--

                                    (A)      in accordance with regulations
                           prescribed by the Secretary of the Treasury, over the life of the Member or over the lives of the Member and his designated individual Beneficiary, if any, or

                                    (B)      in accordance with regulations
                           prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Member or the joint life and last survivor expectancy of the Member and his designated individual Beneficiary, if any.

                  (b)      (1) If --

                                    (A)      the distribution of a Member's
                           retirement payments have begun in accordance with Subsection (a)(2) of this Section, and

                                    (B)      the Member dies before his entire
                           vested Accrued Benefit has been distributed to him,

                  then the remaining portion of his vested Accrued Benefit shall be distributed at least as rapidly as under the method of distribution being used under Subsection (a)(2) of this Section as of the date of his death.

                           (2) If a Member dies before the commencement of retirement payments hereunder, the entire interest of the Member shall be distributed within five (5) years after his death.

                           (3)      If --

                                    (A)      any portion of a Member's vested
                           Accrued Benefit is payable to or for the benefit of the Member's designated individual Beneficiary, if any,

                                    (B)      that portion is to be distributed,
                           in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the designated individual Beneficiary or over a period not extending beyond the life expectancy of the designated individual Beneficiary, and

                                    (C)      the distributions begin not later
                           than one (1) year after the date of the Member's death or such later date as the Secretary of the Treasury may by regulations prescribe,

                  then, for purposes of Paragraph (2) of this Subsection (b), the portion referred to in Subparagraph (A) of this Paragraph
                  (3) shall be treated as distributed on the date on which the distributions to the designated individual Beneficiary begin.

                           (4) If the designated individual Beneficiary referred to in Paragraph (3)(A) of this Subsection (b) is the surviving spouse of the Member, then --

                                    (A)      the date on which the distributions
                           are required to begin under Paragraph (3)(C) of this Subsection (b) shall not be earlier than the date on which the Member would have attained age 70-1/2, and

                                    (B)      if the surviving spouse dies before
                           the distributions to such spouse begin, this Subsection (b) shall be applied as if the surviving spouse were the Member.

                  (c) For purposes of this Section, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2. Notwithstanding the foregoing, in the case of a Member who is not described in Section 1(b)(3) of Appendix C hereto and who has attained age 70-1/2 before January 1, 1988, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Member retires or otherwise terminates employment.

                  (d) Distributions will be made in accordance with the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Treas. Reg. Section 1.401(a)(9)-2.

         8.8 Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 8, effective January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of a distribution pursuant to this Section which is an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover so long as all Eligible Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Retirement Plan, the portion that is to be directly rolled over totals at least $500. If the Eligible Rollover Distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such Eligible Rollover Distribution may commence less than 30 days after the notice required under Treasury Regulations
Section 1.411(a)-11(c) is given, provided that:

                  (a) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (b) the Distributee, after receiving the notice, affirmatively elects a distribution.

                                    SECTION 9
                PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT


         9.1 Transfer of a Member from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a termination of employment of the Member.

         9.2 In the event of the termination of employment of a Member for reasons other than death or attainment of a Retirement Date, the Member's Accrued Benefit shall be determined as of the Valuation Date coinciding with or immediately following the Member's termination of employment and shall be equal to (a) the value of his Other Investment Subaccounts determined as of that Valuation Date plus (b) the number of shares of Company Stock in his Company Stock Subaccounts determined as of that Valuation Date. No further Plan Sponsor contributions or forfeitures shall be allocated to the Member's Account after that Valuation Date, but until the Valuation Date immediately preceding the date it is paid, his Account shall be credited with its pro rata share of any income, gains, and losses attributable thereto and his Company Stock Subaccounts shall be credited with their pro rata share of any stock dividends, mergers or stock splits attributable thereto.

         9.3 That portion of a Member's Accrued Benefit in which he is vested shall be:

                  (a) his Employee Deferral Account, Matching Account, Voluntary Contribution Account, Rollover Account, and Metter Profit Sharing Account, which shall be fully vested and nonforfeitable at all times; and

                  (b) that portion of the value of the Other Investment Subaccounts of his ROA Account and the number of shares of Company Stock in the Company Stock Subaccount of his ROA Account computed according to the following vesting schedule taking into account any Vesting Service subsequent to such Valuation Date until the date of his termination of employment:

           Full Years of                                    Percentage
          Vesting Service                                      Vested
          ---------------                                      ------
           Less than 2                                          0%
                   2                                           20%
                   3                                           40%
                   4                                           60%
                   5                                           80%
                   6                                          100%

         9.4 The Member shall be entitled to payment in the manner provided in Plan Section 8.3. Payment shall be made as soon as administratively feasible after the Member completes his first Break in Service; provided, however, effective for terminations of employment occurring on and after January 1, 1994, payment shall be made as soon as administratively feasible after the Valuation Date coinciding with or next following the Member's termination of employment. Notwithstanding the preceding, if the Member's vested Accrued Benefit exceeds $3,500 it will not be distributed before the Member's Normal Retirement Age or death without the Member's consent. In no event shall payment be made later than sixty (60) days after the end of the Plan Year in which the Normal Retirement Age of the Member occurs. Payment shall be subject to the minimum distribution requirements and Eligible Rollover Distribution requirements set forth in Plan
Section 8.

         9.5 In order to distribute the value of any fractional share or right to a fractional share in the Company Stock Subaccount of the Member's Account, the Trustee may exchange any such fractional share or right to a fractional share for cash in the Other Investment Subaccounts of all of the Matching Accounts and ROA Accounts to the extent that the required amount of cash is available, and shall immediately allocate such fractional share or right to a fractional share to the Company Stock Subaccounts of all such Accounts. The fractional share or right to a fractional share shall be treated as having been purchased by the Trustee on the date of the exchange.

         9.6 (a) If any portion of a Member's vested Account derived from Plan Sponsor contributions is paid prior to his Termination Completion Date, a portion of his Account equal to his total non-vested Account derived from Plan Sponsor contributions multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Plan Sponsor contributions and the denominator of which is the total vested Account attributable to Plan Sponsor contributions, shall be immediately forfeited. The amount forfeited shall not exceed the Member's nonvested Account. Upon the Termination of Employment of a Member who is not vested in any part of his Account, the Member shall be deemed to have received a distribution and his Account shall be immediately forfeited.

                  (b) If the Member is reemployed by a Plan Sponsor or an Affiliate prior to his Termination Completion Date and (1) if the Member's Account was partially vested and the Member repays to the Fund no later than the fifth anniversary of the Member's reemployment by the Plan Sponsor or an Affiliate all of that portion of his vested Account which was paid to him or (2) if the Member's Account was not vested upon his termination of employment, then any portion of his Account which was not forfeited shall be restored effective on the Valuation Date coinciding with or next following the repayment or the Member's reemployment, respectively. The restoration on any Valuation Date of the forfeited portion of the Account of a Member pursuant to the preceding sentence shall be made first from forfeitures available, and secondly from net income calculated as of that Valuation Date, to the extent available, and secondly from net income calculated as of that Valuation Date, if any. Only after restorations have been made shall the remaining net income be available for allocation under Plan Section 4.

                  (c) If a Member who is partially vested in his Account does not receive, prior to his Termination Completion Date, a distribution of any portion of his vested Account, then no forfeiture of that Member's nonvested portion of his Account shall occur until the Member's Termination Completion Date.

         9.7 In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Member in his Accrued Benefit accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Member with at least three (3) years of Vesting Service may irrevocably elect to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment.

         9.8 Shares of Company Stock distributed from the Fund pursuant to this Section 9 shall be subject to the conditions and restrictions described in Plan Section 10.

         9.9 If a Member has a termination of employment and is subsequently reemployed by a Plan Sponsor or an Affiliate prior to receiving a distribution of his Accrued Benefit under the Plan, such Member shall not be entitled to a distribution under this Section while he is an Employee.


                                 SECTION 10
                   CONDITIONS OF DISTRIBUTION OF COMPANY STOCK

         10.1 To the extent appropriate, each share certificate for Company Stock distributed from the Fund pursuant to the Plan shall be clearly marked "RESTRICTED" on its face and, to the extent appropriate at the time, each certificate shall bear on its reverse side legends to the following effect:

                  (a) That the securities evidenced by the certificate were issued without registration under the federal Securities Act of 1933 (the "1933 Act") or under the applicable laws of any state or states (collectively referred to as the "State Acts"), in reliance upon certain exemptive provisions of the 1933 Act or any applicable State Acts; and

                  (b) That the securities cannot be sold or transferred unless, in the opinion of counsel reasonably acceptable to the Primary Sponsor any such sale or transfer would be:


                           (1) pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from such registration; and

                           (2) a transaction which is exempt under any applicable State Acts or pursuant to an effective registration statement under or in a transaction which is otherwise in compliance with such State Acts.

         10.2 If necessary to comply with the 1933 Act or any applicable State Acts, shares of Company Stock distributable under the Plan must be acquired for investment and not with a view to the public distribution thereof. In furtherance thereof, as a condition of receiving a distribution of whole shares of Company Stock under the Plan, the distributee may be required to execute an investment letter and any other documents that in the opinion of counsel reasonably acceptable to the Primary Sponsor, as issuer, are necessary to comply with the 1933 Act or any applicable State Acts or any other applicable laws regulating the issuance or transfer of securities.

         10.3 A Member shall have the option to require the Primary Sponsor or its designee to purchase any shares of Company Stock which have been distributed to the Member from the Plan (the "Put"). The Put shall be exercisable at any time following the distribution by giving written notice to the Primary Sponsor which shall specify the number of shares of Company Stock which the Member intends to sell to the Primary Sponsor or its designee. The purchase price for the shares of Company Stock pursuant to the Put shall be an amount equal to the Fair Market Value of Company Stock, determined as of the date of the closing. The time and date of the closing shall be no later than sixty (60) days from the date of the notice of the Put and shall be held at the principal office of the Primary Sponsor.

         The Primary Sponsor or its designee shall pay the purchase price of the Company Stock to the Member, to the extent permitted by state law, as follows:

                  (a) all in cash at the closing, if the purchase price is $50,000 or less, or

                  (b) if the purchase price exceeds $50,000 by means of delivery of a promissory note in a principal amount equal to the purchase price, payable in installments over a period not greater than ten (10) years from the date of purchase. The period of time over which installments shall be paid shall be determined, within the limitations set forth above in this Subsection (b), solely in the discretion of the Primary Sponsor, or its designee, which shall also have sole discretion to pay all or any part of the purchase price in cash in lieu of by delivery of a promissory note.

                                   SECTION 11
                           ADMINISTRATION OF THE PLAN

         11.1 Trust Agreement. The Primary Sponsor shall establish a Trust with the Trustee designated by the Board of Directors for the management of the Fund, which Trust shall form a part of the Plan and is incorporated herein by reference.

         11.2 Operation of the Plan Administrator. The Primary Sponsor shall appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on behalf of the Plan Administrator.

The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Primary Sponsor. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

         11.3     Fiduciary Responsibility.

                  (a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing other persons (other than the Trustee) to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may at any time and from time to time remove any such person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to such person.

                  (b) The Plan Administrator and each other Fiduciary may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be directly paid by each Plan Sponsor but until paid shall constitute a charge against the Fund.

                  (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Investment Committee, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person so acting.

                  (d) The purpose of the Plan is to invest primarily in Company Stock if and to the extent shares are available. The Trustee shall have the authority to invest up to one hundred (100%) of the assets of the Fund in Company Stock.

         11.4     Duties of the Plan Administrator.

                  (a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee be required to make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

                  (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Members, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

                  (c) The Plan Administrator shall furnish Members and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

                  (d) Effective January 1, 1994, the Plan Administrator shall value shares of Company Stock on the following basis:

                           (1) The Plan Administrator shall determine the value of shares of Company Stock held in the Fund on the basis of a good faith determination of value based upon all relevant factors for determining fair market value and shall consider, where applicable, among other factors: prices bid, asked, or paid for Company Stock listed on any nationally recognized securities exchange or quoted through the National Market System of the National Association of Securities Dealers, Inc. Automatic Quotation System; the existence of restrictions upon the sale of shares of Company Stock; the existence of any right in Members and Beneficiaries to require the Plan Sponsor to purchase shares of Company Stock distributed from the Plan to such Members and Beneficiaries at fair market value; the existence and extent of a private market for shares of Company Stock; the price at which shares of Company Stock were acquired; the estimated period of time during which shares of Company Stock would not be freely marketable; the currently available returns on comparable securities; the financial condition and prospects of the Primary Sponsor; the existence of merger proposals or tender offers affecting the Primary Sponsor. To accomplish the foregoing valuation of shares of Company Stock held in the Fund, the Plan Administrator may employ an appraiser to make an annual appraisal of the shares of Company Stock as of each Valuation Date. If, upon investigation, the Plan Administrator makes a good faith determination that such appraiser is experienced in the valuation of shares of stock of companies similar to the Primary Sponsor, that such appraiser utilizes acceptable methods and that such appraiser has an excellent reputation within the appraisal industry, the Plan Administrator may give great weight to such appraiser's report and may make a good faith determination that such appraiser's report of the value of shares of Company Stock is a determination of the fair market value of such shares of Company Stock.

                           (2) In the event of a purchase or sale of shares of Company Stock by the Trustee as of a date other than as of the date of an appraisal as described above, the Plan Administrator shall value shares of Company Stock as of the date of such transaction on the basis of a good faith determination of value, based upon all relevant factors to be used for determining the fair market value of securities, including those above.

                  (e) The statement of specific duties for a Plan Administrator in this Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

         11.5 Investment Manager. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Manager. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

         11.6 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment Committee.

         11.7 Action by the Primary Sponsor or a Plan Sponsor. Any action to be taken by the Primary Sponsor or a Plan Sponsor shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or the Trust or to determine the basis of any Plan Sponsor contributions.

         11.8 Voting of Company Stock. The Trustee shall vote all shares of Company Stock allocated to the Company Stock Subaccounts of Members as directed by the administrative committee of the Plan Administrator, subject to the requirements of the Plan, the Trust and ERISA.


                                   SECTION 12
                             CLAIM REVIEW PROCEDURE

         12.1 In the event that a Member or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to the claimant written notice of the denial which shall set forth:

                  (a)      the specific reasons for the denial;

                  (b) specific references to the pertinent provisions of the Plan on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and

                  (d)      an explanation of the Plan's claim review procedure.

         12.2 After receiving written notice of the denial of a claim, a claimant or his representative may:

                  (a) request a full and fair review of the denial by written application to the Plan Administrator;

                  (b)      review pertinent documents; and

                  (c) submit issues and comments in writing to the Plan Administrator.

         12.3 If the claimant wishes a review of the decision denying his claim to benefits under the Plan, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

         12.4 Upon receiving the written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received the written application for review.

         12.5 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of the scheduled hearing. The claimant or his representative may request that the hearing be rescheduled for his convenience on another reasonable date or at another reasonable time or place.

         12.6 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

         12.7 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any; provided, however, a decision on the written application for review may be extended, in the event special circumstances such as the need to hold a hearing require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of the written application for review. The decision shall include specific reasons for the decision and specific references to the pertinent provisions of the Plan on which the decision is based.


                                   SECTION 13
                  LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

         13.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith.

         13.2 If any person who shall be entitled to any benefit under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit under the Plan, then the payment of any such benefit in the event a Member or Beneficiary is entitled to payment shall, in the discretion of the Plan Administrator, cease and terminate and in that event the Trustee shall hold or apply the same for the benefit of such person, his spouse, children, other dependents or any of them in such manner and in such proportion as the Plan Administrator shall determine.

         13.3 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

         13.4 If the Plan Administrator cannot ascertain the whereabouts of any Member to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Member be cancelled on the records of the Plan and the amount thereof applied as a forfeiture in accordance with Plan Section 3.4, except that, in the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall contribute to the Plan an amount equal to the payment to be paid to him as soon as administratively feasible.


                                   SECTION 14
                          PROHIBITION AGAINST DIVERSION

           At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions.

                                   SECTION 15
                              LIMITATION OF RIGHTS

           Membership in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.


                                   SECTION 16
             AMENDMENT TO OR TERMINATION OF THE PLAN AND THE TRUST

         16.1 The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part by notice thereof in writing delivered to the Trustee; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent. No such modifications or amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

         16.2 Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

         16.3     (a)      If the Plan is terminated by the Primary Sponsor or
         if contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Members and Beneficiaries, and for no other purposes, and the Account of each affected Member shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

                  (b) In the event of the partial termination of the Plan, each affected Member's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

         16.4 In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Members with respect to the Plan as adopted by such Plan Sponsor shall be held subject to the instructions of the Plan Administrator; provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

         16.5 In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Member would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Member would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

         16.6 Notwithstanding any other provision of the Plan, an amendment to the Plan --

                  (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or

                  (b) which eliminates an optional form of benefit shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Section shall be applicable only to a Member who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.


                                   SECTION 17
                         ADOPTION OF PLAN BY AFFILIATES

           Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section 415, the "limitation year" as to such Plan Sponsor. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.


                                   SECTION 18
                    QUALIFICATION AND RETURN OF CONTRIBUTIONS

         18.1 If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust within one (1) year after the date of denial of qualification (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust, (b) contributions made by a Member shall be returned to the Member who made the contributions, and (c) the Plan and Trust shall thereupon terminate.

         18.2 If and to the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan Sponsor's request, a contribution which was made by reason of a mistake of fact or upon the deductibility of the contribution under Code Section 404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

           In the event of a contribution which was made by reason of a mistake of fact or which was conditioned upon the deductibility of the contribution, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Member's Account to be less than the balance would have been had the mistaken contribution not been made.


                                   SECTION 19
                      INCORPORATION OF SPECIAL LIMITATIONS

           Appendices A, B, and C to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.


           IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the date first above written.


                                    FIRST BANKING COMPANY OF
                                    SOUTHEAST GEORGIA


                                    By:  /s/ James E. Hodges
                                       ----------------------------------------


                                    Title: President
                                          -------------------------------------


ATTEST:

/s/
--------------------------------


Title:     Secretary
      --------------------------

    [CORPORATE SEAL]

                                   APPENDIX A
                         SPECIAL NONDISCRIMINATION RULES


                                    SECTION 1

           As used in this Appendix, the following words shall have the following meanings:

                  (a) "Eligible Member" means a Member who is an Employee during any particular Plan Year.

                  (b) "Highly Compensated Eligible Member" means any Eligible Member who is a Highly Compensated Employee.

                  (c) "Matching Contribution" means any contribution made by a Plan Sponsor to a Matching Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

                  (d) "Qualified Matching Contributions" means Matching Contributions which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Section 401(k)(2)(B) of the Code and the regulations thereunder.

                  (e) "Qualified Nonelective Contributions" means contributions of the Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.


                                    SECTION 2

           In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

                  (a) the actual deferral percentage for the Highly Compensated Eligible Members must not be more than the actual deferral percentage of all other Eligible Members multiplied by 1.25; or

                  (b) the excess of the actual deferral percentage for the Highly Compensated Eligible Members over that of all other Eligible Members must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible Members must not be more than the actual deferral percentage of all other Eligible

         Members multiplied by two (2).

The "actual deferral percentage" for the Highly Compensated Eligible Members and all other Eligible Members for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the "actual deferral percentage" as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration. Except to the extent limited by Treasury Regulation section 1.401(k)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the "actual deferral percentage."


                                    SECTION 3

           If the Deferral Amounts contributed on behalf of any Highly Compensated Eligible Member exceeds the amount permitted under the "actual deferral percentage" test described in Section 2 of this Appendix A for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, (a) the amount of the Excess Deferral Amount for the Plan Year, as adjusted to reflect income, gain, or loss attributable to it through the date the Excess Deferral Amount is distributed to the Member and reduced by any excess Elective Deferrals as determined pursuant to Plan Section 3.1 previously distributed to the Member for the Member's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Member or (b) to the extent provided in regulations issued by the Secretary of the Treasury, the Plan Administrator may permit the Member to elect, within two and one-half months after the end of the Plan Year for which the Excess Deferral Amount was contributed, to treat the Excess Deferral Amount, unadjusted for earnings, gains, and losses, but as so reduced, as an amount distributed to the Member and then contributed as an after-tax contribution by the Member to the Plan ("recharacterized amounts"). The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Section 4.2 of the Plan. The Excess Deferral Amount to be distributed or recharacterized shall be reduced by Deferral Amounts previously distributed or recharacterized for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed or recharacterized for the Plan Year beginning in such taxable year. For all other purposes under the Plan other than this Appendix A recharacterized amounts shall continue to be treated as Deferral Amounts. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulations section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix A.


For purposes of this Section 3, "Excess Deferral Amount" means, with respect to a Plan Year, the excess of:

                  (a) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Members for the Plan Year, over

                  (b) the maximum amount of Deferral Amounts permitted under Section 2 of this Appendix A for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Members in order of the actual deferral percentages beginning with the highest of such percentages.

Distribution of the Excess Deferral Amounts for any Plan Year shall be made to the Highly Compensated Eligible Members on the basis of the respective portions of the Excess Deferral Amount attributable to each Highly Compensated Eligible Member. As to any Highly Compensated Employee who is subject to the family aggregation rules of subsection (b) of the Plan Section containing the definition of the term "Highly Compensated Employee," any distribution of such Highly Compensated Employee's allocable portion of the Excess Deferral Amount for a Plan Year shall be allocated among the family members of such Highly Compensated Employee who are combined to determine the actual deferral percentage in proportion to the Deferral Amounts taken into account under this
Section 3.


                                    SECTION 4

           The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix A and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan Section 3.1. Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.


                                    SECTION 5

           In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

                  (a) The contribution percentage for Highly Compensated Eligible Members must not exceed 125% of the contribution percentage for all other Eligible Members; or

                  (b) The contribution percentage for Highly Compensated Eligible Members must not exceed the lesser of (1) 200% of the contribution percentage for all other Eligible Members, and (2) the contribution percentage for all other Eligible Members plus two (2) percentage points.

Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Member and Eligible Member shall not include any Member who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Member failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the

Member's behalf. Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the test contained in Section 2 of this Appendix A, they shall not be taken into account under this
Section 5. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in Section 2(b) of this Appendix A and the test contained in Section 5(b) of this Appendix A. The "contribution percentage" for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix A or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Members who are not Key Employees pursuant to Section 1 of Appendix C to the Plan) and nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the "contribution percentage," provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in Section 2 of Appendix A.


                                    SECTION 6

           If the Matching Contributions and nondeductible employee contributions and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts made by or on behalf of Highly Compensated Eligible Members exceed the amount permitted under the "contribution percentage test" for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made, the amount of the excess aggregate contributions attributable to the Plan for the Plan Year, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the excess aggregate contributions are distributed or forfeited, shall be distributed or, if the excess aggregate contributions are forfeitable, forfeited. The income allocable to such contributions shall be determined in a similar manner as described in Section 4.2 of the Plan. As to any Highly Compensated Employee, any distribution or forfeiture of his allocable portion of the excess aggregate contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Member during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Member during the Plan Year and any Matching Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which excess aggregate contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the excess aggregate contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulation section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to
Section 3 of Appendix A, and not this Section 6.

           For purposes of this Section 6, with respect to any Plan Year, "excess aggregate contributions" means the excess of:

                  (a) the aggregate amount of the Matching Contributions and nondeductible employee contributions and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Members for the Plan Year, over

                  (b) the maximum amount of the contributions permitted under the limitations of Section 5 of this Appendix A, determined by reducing contributions made on behalf of Highly Compensated Eligible Members in order of their contribution percentages beginning with the highest of such percentages.

Distribution or forfeiture of nondeductible employee contributions or Matching Contributions in the amount of the excess aggregate contributions for any Plan Year shall be made with respect to Highly Compensated Employees on the basis of the respective portions of the excess aggregate contributions attributable to each Highly Compensated Employee. Forfeitures of excess aggregate contributions may not be allocated to Members whose contributions are reduced under this
Section 6. As to any Highly Compensated Employee who is subject to the family aggregation rules of subsection (b) of the Plan Section containing the definition of the term "Highly Compensated Employee," any distribution or forfeiture of such Highly Compensated Employee's allocable portion of the excess aggregate contributions for a Plan Year shall be allocated among the family members of such Highly Compensated Employee which are combined to determine the contribution percentage in proportion to the contributions taken into account under this Section 6.

The determination of the amount of excess aggregate contributions under this
Section 6 shall be made after (1) first determining the excess Elective Deferrals under Section 3.1(b) of the Plan, and (2) then determining the Excess Deferral Amounts under Section 3 of this Appendix A.


                                    SECTION 7

           Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Member is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Member to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the "actual deferral percentage" and "contribution percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the "contribution percentage" and "actual deferral percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

                                   APPENDIX B
                            LIMITATION ON ALLOCATIONS


                                    SECTION 1

           The "annual addition" for any Member for any one limitation year may not exceed the lesser of:

                  (a) $30,000 (or, if greater, one-quarter of the dollar limitation in effect under Code Section 415(b)(1)(A)), which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

                  (b)      25% of the Member's Annual Compensation.


                                    SECTION 2

           For the purposes of this Appendix B, the term "annual addition" for any Member means for any limitation year, the sum of certain Plan Sponsor and Member contributions, forfeitures, and other amounts as determined in Code
Section 415(c)(2) in effect for that limitation year.


                                    SECTION 3

           In the event that a Plan Sponsor maintains a defined benefit plan under which a Member also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year for any Member may not exceed 1.0.

                  (a) The defined benefit plan fraction for any limitation year is a fraction:

                           (1) the numerator of which is the projected annual benefit of the Member under the defined benefit plan (determined as of the close of such year); and

                           (2)      the denominator of which is the lesser of

                                    (A)      the product of 1.25, multiplied by
                           the maximum annual benefit allowable under Code
                           Section 415(b)(1)(A), or

                                    (B)      the product of

                                             (i)      1.4, multiplied by

                                             (ii)     the maximum amount which
                                    may be taken into account under Section
                                    415(b)(1)(B) of the Code with respect to the Member under the defined benefit plan for the limitation year (determined as of the close of the limitation year).

                  (b) The defined contribution plan fraction for any limitation year is a fraction:

                           (1) the numerator of which is the sum of a Member's annual additions as of the close of the year; and

                           (2) the denominator of which is the sum of the lesser of the following amounts determined for the year and for all prior limitation years during which the Member was employed by a Plan Sponsor:

                                    (A)      the product of 1.25, multiplied by
                           the dollar limitation in effect under Code Section 415(c)(1)(A) for the limitation year (determined without regard to Section 415(c)(6) of the Code); or

                                    (B)      the product of

                                             (i)      1.4, multiplied by

                                             (ii)     the amount which may be
                                    taken into account under Code Section
                                    415(c)(1)(B) (or Code Section 415(c)(7), if
                                    applicable) with respect to the Member for the limitation year.


                                    SECTION 4

           For purposes of this Appendix B, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve-month period adopted in accordance with regulations issued by the Secretary of the Treasury. For purposes of applying the limitations set forth in this Appendix B, the term "Plan Sponsor" shall mean a Plan Sponsor and any other corporations which are members of the same controlled group of corporations (as described in Section 414(b) of the Code, as modified by Code Section 415(h)) as is a Plan Sponsor, any other trades or businesses (whether or not incorporated) under common control (as described in Code Section 414(c), as modified by Code Section 415(h)) with a Plan Sponsor, any other corporations, partnerships, or other organizations which are members of an affiliated service group (as described in Section 414(m) of the Code) with a Plan Sponsor, and any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).


                                    SECTION 5

           For purposes of applying the limitations of this Appendix B, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined benefit plan. In the event the Plan Sponsor maintains more than one defined contribution plan and the limitations of this Appendix B would otherwise be exceeded with respect to both this Plan and the other defined contribution plans, this Appendix B shall be applied first to reduce allocations of contributions to this Plan.


                                    SECTION 6

           In the event that as a result of either the allocation of forfeitures to the Account of a Member or a reasonable error in estimating the Member's Annual Compensation, the annual addition allocated to the Account of a Member exceeds the limitations set forth in Section 1 of this Appendix B or in the event that the aggregate contributions made on behalf of a Member under both a defined benefit plan and a defined contribution plan, subject to the reduction of allocations in other defined contribution plans required by Section 5 of this Appendix B, cause the aggregate limitation fraction set forth in Section 3 of this Appendix B to be exceeded, the Plan Administrator shall, in writing, direct the Trustee to take such of the following actions as the Plan Administrator shall deem appropriate, specifying in each case the amount or amounts of contributions involved:

                  (a) A Member's annual addition shall be reduced by distributing to the Member contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section 3.1, with respect to which no contribution is made under Plan Section 3.2, which cause the annual addition to exceed such limitations;

                  (b) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section
         3.1 and contributions of the Plan Sponsor thereon pursuant to Plan
         Section 3.2 shall be reduced in the amount of the remaining excess. The amount of the reduction under Plan Section 3.1 shall be distributed to the Member. The amount of the reduction under Plan Section 3.2 shall be reallocated to the Matching Accounts of Members who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 4.1 to the Accounts of such Members;

                  (c) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan Section
         3.3 shall be reduced in the amount of the remaining excess. The amount of the reduction shall be reallocated to the Accounts of Members who are not affected by the limitations in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan
         Section 4.1 to the Accounts of such Members; and

                  (d) If the contribution of the Plan Sponsor would cause the annual addition to exceed the limitations set forth herein with respect to all Members under the Plan, the portion of such contribution in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (1) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix B, (2) income, gains and loses of the Fund shall not be allocated to such suspense account and (3) amounts in the suspense account shall be allocated in the same manner as Plan Sponsor contributions and forfeitures under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to the Members' Accounts.

                                   APPENDIX C
                              TOP-HEAVY PROVISIONS


                                    SECTION 1

           As used in this Appendix, the following words shall have the following meanings:

                  (a) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

                  (b) "Key Employee" means an Employee or former Employee (including a Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years is:

                           (1) An officer described in the Subsection of the Plan Section containing the definition of the term "Highly Compensated Employee";

                           (2)      One of the ten (10) Employees owning both
                  (A) more than one-half percent (1/2%) of the outstanding stock of the Plan Sponsor, more than one-half percent (1/2%) of the total combined voting power of all stock of the Plan Sponsor, or more than one-half percent (1/2%) of the capital or profits interest in the Plan Sponsor, and (B) the largest percentage ownership interests in the Plan Sponsor or any of its Affiliates, and whose Annual Compensation is equal to or greater than the amount in effect under Section 1(a) of Appendix B to the Plan for the calendar year in which the Determination Date falls; or

                           (3) An owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor; or

                           (4) An owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

         Employees other than Key Employees are sometimes referred to in this Appendix as "non-key employees."

                  (c)      "Required Aggregation Group" means:

                           (1) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401(a) in which a Key Employee is a participant, and

                           (2) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

                  (d)      (1) "Top-Heavy" means:

                                    (A)      if the Plan is not included in a
                           Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                             (i)      the present value of the
                                    cumulative Accrued Benefits under the Plan for all Key Employees exceeds 60 percent of the present value of the cumulative Accrued Benefits under the Plan for all Members; and

                                             (ii)     the Plan, when included
                                    in every potential combination, if any, with any or all of:

                                                 (I)  any Required Aggregation
                                    Group, and

                                                (II)  any plan of the Plan
                                    Sponsor which is not part of any Required
                                    Aggregation Group and which qualifies under Code Section 401 (a)

                                    is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                                    (B)      if the Plan is included in a
                           Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                             (i)      the Required Aggregation
                                    Group is a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                                             (ii)     the Required Aggregation
                                    Group, when included in every potential
                                    combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

                                    (C)      For purposes of Subparagraphs
                           (A)(i) and (B)(ii) of this Paragraph (1), any combination of plans must satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                           (2)      A group shall be deemed to be a Top-Heavy
                  Group if:

                                    (A)      the sum, as of the Determination
                           Date, of the present value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

                                    (B)      60 percent of a similar sum
                           determined for all participants in such plans.

                           (3) (A) For purposes of this Section, the present value of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

                                             (i)      as to any defined
                                    contribution plan other than a simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

                                             (ii)     as to any simplified
                                    employee pension, the aggregate employer contributions, and

                                             (iii)    an adjustment for
                                    contributions due as of the Determination
                                    Date or last day of a plan year.

                           In the case of a plan that is not subject to the minimum funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or (ii) of this Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause
                           (iii) of this Subparagraph (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause
                           (i) and the aggregate contributions in Clause (ii) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

                                    (B)      For purposes of this Subsection,
                           the present value of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either
                           (i) as if the participant terminated service as of the Determination Date or last day of a plan year or
                           (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1.

                                    (C)      For purposes of determining the
                           present value of the cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the 5-year period ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls.

                                    (D)      For purposes of this Paragraph (3),
                           participant contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

                                    (E)      For purposes of this Paragraph (3),
                           if any employee is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

                           (F)      For purposes of this Paragraph (3),
                           if any employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the five-year period ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.
                           under this Section; and

                           (G)      (i) In the case of an "unrelated
                           rollover" (as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph
                           (3), and (b) the plan accepting the
                           distribution shall not consider the
                           distribution part of the accrued benefit


                                    (ii)     in the case of a "related
                           rollover" (as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph (C) of this Paragraph
                           (3), and (b) the plan accepting the
                           distribution shall consider the distribution part of the accrued benefit under this Section.

For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(a)(5) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(a)(5) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.


                                    SECTION 2

                  (a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions for the Plan Year for the Account of each Member who is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than 3 percent of the Member's Annual Compensation. For purposes of this Subsection, an allocation to a Member's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

                  (b) (1) The percentage referred to in Subsection (a) of this Section for any Plan Year shall not exceed the percentage at which allocations are made or required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for the Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account.

                           (2) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation Group shall be treated as part of the Plan.

                           (3) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required Aggregation Group to meet the requirements of Code
                  Section 401(a)(4) or 410.


                                    SECTION 3

           In any limitation year (as defined in Section 4 of Appendix B to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 3 of Appendix B to the Plan.